                                                                     EXHIBIT 3.3


             CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
                           (After Issuance of Stock)
                                                             Filed by:


                        Infinite Technology Corporation
                   -----------------------------------------
                              Name of Corporation


We the undersigned    Brian Kulhanjian     and    Brian Kulhanjian    of
                    --------------------       ---------------------
  Infinite Technology Corporation     do hereby certify:
-----------------------------------
       Name of Corporation


     That the Board of Directors of said corporation at a meeting duly convened, held on the 25th day of April, 2000, adopted a resolution to amend the original
           -----       ------  ----
articles as follows:
     Article one is hereby amended to read as follows:
            ----


            The Name Of The Corporation Is:   FlexxTech Corporation


     The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 5,336,834 that the said
                                                 -----------
change(s) and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

                                                 [Illegible Signature]
                                       ----------------------------------------
                                             President or Vice President


                                       ----------------------------------------
                                           Secretary or Assistant Secretary


State of   California
         ----------------
County of  Los Angeles
         ----------------
     On April 26, 2000, personally appeared before me, a Notary Public,
       ---------------
            --Brian Kulhanjian--               , who acknowledged that they
-----------------------------------------------
Names of Persons Appearing and Signing Document

executed the above Instrument.

===============================================================
[SEAL OF STATE OF CALIFORNIA           ROBERT A SNYDER
      APPEARS HERE]                  Commission #1124064
                                   Notary Public--California
                                      Los Angeles County
                                 My Comm. Expires Jan 26, 2001
===============================================================
(NOTARY STAMP OR SEAL)

                                               /s/ Robert A Snyder
                                       ----------------------------------------
                                                 Signature of Notary